     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 6, 2000


                                                      REGISTRATION NO. 333-32040
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                               NETWORK PLUS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             4813                            04-3430576
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)            IDENTIFICATION NO.)

                              234 COPELAND STREET
                          QUINCY, MASSACHUSETTS 02169
                                 (617) 786-4000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                             JAMES J. CROWLEY, ESQ.
                          EXECUTIVE VICE PRESIDENT AND
                            CHIEF OPERATING OFFICER
                               NETWORK PLUS CORP.
                              234 COPELAND STREET
                          QUINCY, MASSACHUSETTS 02169
                                 (617) 786-4000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                WITH COPIES TO:

               JEFFREY N. CARP, ESQ.                               JOHN T. GAFFNEY, ESQ.
              WILLIAM S. GEHRKE, ESQ.                             CRAVATH, SWAINE & MOORE
                 HALE AND DORR LLP                                   825 EIGHTH AVENUE
                  60 STATE STREET                                NEW YORK, NEW YORK 10019
            BOSTON, MASSACHUSETTS 02109                               (212) 474-1000
                  (617) 526-6000

                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date hereof.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]
                            ------------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.
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


                                EXPLANATORY NOTE



     This Amendment No. 2 to Form S-1 (File No. 333-32040) of Network Plus Corp. is filed solely to file the exhibits listed in Item 16 and the Exhibit Index.


ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits


EXHIBIT
  NO.                                   DESCRIPTION
-------                                 -----------
  1        --   Form of Underwriting Agreement.
  4.1(1)   --   Exchange and Registration Rights Agreement dated as of
                September 1, 1998, between Network Plus and Goldman, Sachs &
                Co., Lehman Brothers Inc., and Merrill Lynch, Pierce, Fenner
                & Smith Incorporated.
  4.2(2)   --   Form of Common Stock Certificate.
  4.3      --   Form of Certificate of Designation for      % Series A
                Cumulative Convertible Preferred Stock.
  4.4      --   Form of Deposit Agreement for Depositary Shares representing
                     % Series A Cumulative Convertible Preferred Stock.
  5        --   Opinion of Hale and Dorr LLP.
 23.1+     --   Consent of PricewaterhouseCoopers LLP.
 23.2      --   Consent of Hale and Dorr LLP (included in their opinion
                filed as Exhibit 5).
 24+       --   Power of Attorney (included on the signature page of this
                registration statement).
 27+       --   Financial Data Schedule.


---------------
(1) Incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 333-64633).

(2) Incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 333-79479).


 +  Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Quincy, State of Massachusetts, as of April 5, 2000.


                                          NETWORK PLUS CORP.

                                          By: /s/ JAMES J. CROWLEY
                                            ------------------------------------
                                              James J. Crowley
                                              Executive Vice President, Chief
                                              Operating Officer and Secretary


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement on Form S-3 has been signed below by the following persons, in the capacities indicated, as of April 5, 2000.


                        NAME                           TITLE
                        ----                           -----

*                                                      Chairman of the Board
-----------------------------------------------------
Robert T. Hale

*                                                      President, Chief Executive Officer and
-----------------------------------------------------    Director (Principal Executive Officer)
Robert T. Hale, Jr.

/s/ JAMES J. CROWLEY                                   Executive Vice President, Chief Operating
-----------------------------------------------------    Officer, Secretary and Director
James J. Crowley

*                                                      Executive Vice President of Finance, Chief
-----------------------------------------------------    Financial Officer and Treasurer (Principal
George Alex                                              Financial and Accounting Officer)

*                                                      Director
-----------------------------------------------------
David D. Martin

*                                                      Director
-----------------------------------------------------
Joseph C. McNay

*By: /s/ JAMES J. CROWLEY
     -----------------------------------------------------
     James J. Crowley
     Attorney-in-fact

                                 EXHIBIT INDEX


EXHIBIT
  NO.                                   DESCRIPTION
-------                                 -----------
  1        --   Form of Underwriting Agreement.
  4.1(1)   --   Exchange and Registration Rights Agreement dated as of
                September 1, 1998, between Network Plus and Goldman, Sachs &
                Co., Lehman Brothers Inc., and Merrill Lynch, Pierce, Fenner
                & Smith Incorporated.
  4.2(2)   --   Form of Common Stock Certificate.
  4.3      --   Form of Certificate of Designation for      % Series A
                Cumulative Convertible Preferred Stock.
  4.4      --   Form of Deposit Agreement for Depositary Shares representing
                     % Series A Cumulative Convertible Preferred Stock.
  5        --   Opinion of Hale and Dorr LLP.
 23.1+     --   Consent of PricewaterhouseCoopers LLP.
 23.2      --   Consent of Hale and Dorr LLP (included in their opinion
                filed as Exhibit 5).
 24+       --   Power of Attorney (included on the signature page of this
                registration statement).
 27+       --   Financial Data Schedule.


---------------
(1) Incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 333-64633).

(2) Incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 333-79479).


 +  Previously filed.